Note 18 - Restructuring Activities	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring Activities
RESTRUCTURING ACTIVITIES

The Company continuously evaluates all operations to identify opportunities to improve profitability by leveraging existing infrastructure to reduce operating costs and respond to overall economic conditions. The Predecessor implemented certain restructuring actions which were intended to better align manufacturing capacity, eliminate excess capacity by lowering operating costs, and streamline the organizational structure for improved long-term profitability. The restructuring actions consisted of facility consolidations and closures and employee terminations. The restructuring plans initiated in 2014 primarily related to the elimination of certain positions as well as several small initiatives aimed at cost reduction opportunities. The restructuring plans initiated during the Predecessor 2013 Period primarily related to the consolidation of manufacturing processes which affected a manufacturing facility in the Performance Applications segment.

For the year ended December 31, 2014, the Successor 2013 Period and the Predecessor 2013 Period, $3.0 million, $0.8 million and $3.6 million of restructuring expense was recorded, respectively. At December 31, 2014, the Company’s restructuring liability totaled $1.6 million, which is anticipated to be fully utilized with the subsequent twelve months.

For the Predecessor 2012 Period, the MacDermid recorded $0.3 million of restructuring expense primarily relating to the elimination of certain positions in the Performance Applications Europe reporting unit.